                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                  Date of Report:  October 26, 1999.




                           TRACK 'n TRAIL
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



       DELAWARE                    0-22359               91-1778085
----------------------------     -----------      ----------------------
(State or Other Jurisdiction     (Commission        (I.R.S. Employer
    of Incorporation)            File Number)     Identification Number)



              4961-A WINDPLAY DRIVE, EL DORADO HILLS, CA 95762
        -----------------------------------------------------------
            (Address of principal executive offices) (Zip code)


                              (916) 933-4525
                      -------------------------------
                      (Registrant's telephone number,
                           including area code)

Item 5. Other Events.
        ------------

          On October 26, 1999, Track 'n Trail, a Delaware corporation
("Track 'n Trail"), issued a press release announcing financial results for the third quarter ended September 25, 1999, and termination of the Company's President, Gregory M. Kilgore. A copy of the press release is included as an exhibit to this Form 8-K.

Item 7. Exhibits.
        --------

          (99)  Press release, dated October 26, 1999, issued by Track 'n Trail.












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


                                     SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Dated:  October 26, 1999.

                                           Track 'n Trail

                                           By /S/ Daniel J. Nahmens
                                              -------------------------------
                                                      Daniel J. Nahmens
                                          Executive Vice President -- Finance,
                                                  Chief Financial Officer
                                                       and Treasurer










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


                                EXHIBIT INDEX
                                -------------


Exhibit No.                     Description                     Sequentially
----------                      -----------                     Numbered Page
                                                                -------------
(99)                  Press release, dated October 26, 1999,
                      issued by Track 'n Trail





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